SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
Schedule of changes in the fair value of the contingent consideration
Balance as of December 31, 2023	$2,091
Increase in provision for expected credit losses	2,027
Recoveries collected	(597)
Amounts written off charged against the allowance	(986)
Foreign currency translation	3
Fair value as of December 31, 2024	$2,538

Schedule of estimated useful lives at an annual rate
%
Computers and peripheral equipment	33
Office furniture and equipment	6 - 15

Schedule of summarize effects of corrections on company’s consolidated statements of comprehensive loss
	Year Ended December 31, 2023
	As Previously Reported	Adjustment	As Revised
Cost of revenue	$37,830	$23	$37,853
Research and development	33,066	814	33,880
Selling and marketing	57,991	1,350	59,341
General and administrative	31,799	263	32,062
Total Costs and Expenses	626,415	2,450	628,865
Income from Operations	116,740	(2,450)	114,290
Income before Taxes on income	137,691	(2,450)	135,241
Net Income	117,413	(2,450)	114,963
Net Earnings per Share - Basic	2.49	(0.05)	2.44
Net Earnings per Share - Diluted	$2.34	$(0.04)	$2.30

	Year Ended December 31, 2022
	As Previously Reported	Adjustment	As Revised
Cost of revenue	$30,404	$(3)	$30,401
Research and development	34,424	198	34,622
Selling and marketing	56,014	1,435	57,449
General and administrative	27,629	116	27,745
Total Costs and Expenses	531,094	1,746	532,840
Income from Operations	109,162	(1,746)	107,416
Income before Taxes on income	113,664	(1,746)	111,918
Net Income	99,225	(1,746)	97,479
Net Earnings per Share - Basic	2.21	(0.04)	2.17
Net Earnings per Share - Diluted	$2.06	$(0.04)	$2.03